SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 18:- SUBSEQUENT EVENTS

In January and February 2013 the Company granted to its employees and directors 190,000 restricted share units. Of the restricted share units that were granted, 116,666 shares were released from restriction and 73,334 shares will be released over a fifteen month release period, starting from the date of grant. Release of the restrictions on the restricted share units is subject to acceleration upon the occurrence of certain events such as a merger or acquisition.

On January 13, 2013 the Company received a loan of NIS 500,000 from Bank Otsar Ha-Hayal, which was the second installment of a loan of NIS 1,000,000 approved by the State Guaranteed Medium Business Assistance Fund (see Note 9). The repayment of the loan is secured by a restriction on the Company’s access to an additional amount of NIS 145,000 from the loan proceeds, and by a personal guarantee of Samuel HaCohen, the Company’s Chairman of the Board of Directors.

The loan bears annual interest at the Israeli prime rate, plus 3.5% (equal to 6.75% as of the time of loan disbursement), and the principal and interest are payable in 60 equal monthly payments of NIS 9,842 each (which includes the interest as well), beginning on February 14, 2013.

On January 20, 2013 Bank Hapoalim agreed to perpetually cancel the covenants that had applied to the Company’s credit facilities with the Bank (see Note 7), and starting from the first quarter of 2013, the covenants are no longer in effect. In connection with the cancellation of these covenants the Company paid fees of $5 to the Bank.